United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 28, 2025

Date of Report (Date of earliest event reported)

A SPAC II Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-41372	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

289 Beach Road #03-01 Singapore 199552	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6818 5796

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol
Units, each consisting of one Class A ordinary share, with no par value, one-half of one redeemable warrant and one right to receive one-tenth of one Class A ordinary share	ASUUF
Class A ordinary shares included as part of the units	ASCBF
Rights included as part of the units	ASCRF
Warrants included as part of the units	ASCWF

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

A SPAC II Acquisition Corp. (the “Company”) prepared and filed with the Securities and Exchange Commission an information statement (“Information Statement”) pursuant to Rule 14f-1 promulgated under the Securities Exchange Act of 1934, as amended, for the purpose of notifying the Company’s shareholders of the change in the majority of the board of directors of the Company (the “Board”). On July 16, 2025, the Company mailed the Information Statement to its shareholders. Each of Malcolm F. MacLean IV, Anson Chan, Bryan Biniak and Paul Cummins have tendered their resignation as director of the Company, effective as of July 28, 2025, the tenth day after the mailing of the Information Statement (the “Effective Date”). There were no disagreements between the Company and each of Malcolm F. MacLean IV, Anson Chan, Bryan Biniak and Paul Cummins on matters related to the Company’s operations, policies or practices.

The Company has designated Yip Tsz Yan, Tsang Wing Sze, Luk Sui Cheung Peter and Minjie Mao to fill the four (4) vacancies left by Malcolm F. MacLean IV, Anson Chan, Bryan Biniak and Paul Cummins.

Additionally, as described in the Information Statement, on the Effective Date, (i) Serena Shie will resign from her position as Chief Executive Officer of the Company, (ii) Claudius Tsang will resign from his position as Chief Financial Officer of the Company, and (iii) Yip Tsz Yan will be appointed as Chief Executive Officer, Chief Financial Officer and Chairman of the Board.

On July 28, 2025, each of Yip Tsz Yan, Tsang Wing Sze, Luk Sui Cheung Peter, Minjie Mao and Serena Shie entered into an indemnity agreement with the Company, on substantially the same terms as those contained in the form filed as Exhibits 10.7 to the Company’s Registration Statement on Form S-1 (File No. 333-263890) which was filed with the Securities and Exchange Commission on March 28, 2022, as amended, and is incorporated herein by reference.

Ms. Yip Tsz Yan, 32 years old, will serve as Chief Executive Officer, Chief Financial Officer and Chairman of the Board. Since October 2024, Ms. Yip has served as Assistant Vice President at Topaz Family Office Limited, a licensed provider of family office services and solutions, where she is responsible for managing family assets, including property portfolios and wealth management solutions. Since 2023, Ms. Yip has served as Project Manager at Wang Fung Engineering Company, where she oversees property reconstruction projects in Hong Kong. Since 2015, she has served as General Manager at Zhuhai Shi Hao Ye Group Co., Ltd., a group focusing on real estate development and construction engineering in China. In this role, she is responsible for business development and project management. She obtained her Associate Degree in Nursing from the Chinese University of Hong Kong in 2014. We believe that Ms. Yip is qualified to serve as our Chief Executive Officer and Chief Financial Officer and Chairman of the Board based on her experience in leadership positions across engineering, real estate and financial industries.

Ms. Tsang Wing Sze, 41 years old, will serve as an independent director of the Company. She has over a decade of cross-sector experience in financial planning, healthcare, legal advisory and international trade. Since 2023, Ms. Tsang has served as a Legal Awareness Advocate at Sunshine2008 Limited, where she provides legal consultation and advice. Since 2021, she has served as a Customer Relations Manager of Trim Resources Limited, where she is involved in trade flows between Hong Kong and Europe. Since 2020, she has served as Business Development Manager at CCH7 Solution, where she provides financial solutions for small and medium sized enterprises. Since 2013, Ms. Tsang has served as a Financial Planning Manager at AIA International Limited, where she advises on risk management and retirement strategies. During her tenure, she received the Million Dollar Round Table (MDRT) recognition. She previously served as Medical Consulting Manager at GenDet Medical Centre from 2014 to 2021. Ms. Tsang obtained a Bachelor of Science in Biology from The Chinese University of Hong Kong in 2006. We believe Ms. Tsang is qualified to serve on our Board based on her extensive experience in financial advisory, client relationship management and cross-border business development.

Mr. Luk Sui Cheung Peter, 70 years old, will serve as an independent director of the Company. He has nearly four decades of leadership experience in international building-materials trade, product development and marketing. Since 2001, Mr. Luk has served as the Managing Director of Global Stone & Tile (HK) Ltd., a Hong Kong-based natural stone building material supplier and a nominated natural-stone supplier for projects such as the Hong Kong Disneyland Resort & Hotels. He is responsible for product development and market expansion. Mr. Luk obtained a Postgraduate Diploma in Marketing from the University of the West of England, Bristol in 1982, as well as a Higher National Diploma in Business Studies from Oxford Brookes University in 1980. We believe that Mr. Luk is qualified to serve on our Board based on his long-standing experience in operational leadership and market expansion.

Ms. Minjie Mao, 42 years old, will serve as an independent director of the Company. She has almost two decades of experience in marketing and corporate management. Ms. Mao founded and has served as Executive Director of Shanghai PanAsia Gemini Financial Consulting Management Co., Ltd., a financial services company, since March 2024. She is responsible for business development, risk management and client relationships. From April 2017 to April 2024, Ms. Mao served as Assistant to the General Manager at Alpward Glanz (Shanghai) Environmental Technology Co., Ltd., a home appliances company specializing in air purification equipment. In this role, she oversaw marketing strategies and supported product development. She obtained a Master of Science in International Marketing from Sheffield Hallam University in 2011, and a Bachelors of Arts in English Language and Literature from Shanghai International Studies University in 2012. We believe that Ms. Mao is qualified to serve on our Board based on her experience in marketing and business operations.

Item 9.01 Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A SPAC II ACQUISITION CORP.

Dated: July 28, 2025

	By:	/s/ Yip Tsz Yan
Name: Yip Tsz Yan
Title: Chief Executive Officer

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